Exhibit 10.3

AMENDATORY AGREEMENT

          This Amendatory Agreement (the “Agreement”) is entered into as of January 1, 2004, between Bristol West Holdings, Inc., a Delaware Corporation (formerly BRW Acquisition, Inc.) (the “Company”) and Fisher Capital Corp., LLC (“Fisher Capital”).

          WHEREAS the Company and Fisher Capital entered into a letter agreement dated as of July 9, 1998 (the “Letter Agreement”), whereunder Fisher Capital agreed to provide management, consulting and financial services to the Company and the Company agreed to retain Fisher Capital to provide such services pursuant to the terms contained therein (including the payment by the Company to Fisher Capital of a fee (the “Fee”) equal to $250,000 per calendar year to Fisher Capital in consideration of its provision of such services);

          WHEREAS, effective September 1, 2000, Jim Fisher, Managing Member of Fisher Capital, commenced performing services for the Company in the capacity of Acting Chief Executive Officer thereof, and in consideration thereof, the Company agreed to increase the fee to $600,000 per calendar year, retroactive to January 1, 2000.

          WHEREAS, effective January 1, 2002, in consideration of Jim Fisher, Managing Member of Fisher Capital, performing services for the Company in the capacity of Acting Chief Executive Officer thereof, the Company agreed to increase the fee to $700,000 per calendar year, effective from January 1, 2002.

          WHEREAS, giving effect to James R. Fisher in his capacity as Chief Executive Officer being compensated directly by the Company as an employee of the Company effective as of January 1, 2004, and in consideration of the remaining members of Fisher Capital continuing to provide management, consulting and financial services to the Company, the Company and Fisher Capital agree to reduce the fee to $95,000 per calendar year, effective January 1, 2004.

          NOW THEREFORE, to implement the foregoing and for good and valuable consideration, the parties to this Agreement agree as follows:

1.

Paragraph 1 of the Letter Agreement is amended by replacing the phrase “seven hundred thousand dollars ($700,000)” with the phrase “ninety-five thousand dollars ($95,000)”, commencing as of January 1, 2004.

2.	As amended by this Agreement, the Letter Agreement shall continue in full force and effect in accordance with the terms thereof.

FISHER CAPITAL CORP., LLC		BRISTOL WEST HOLDINGS, INC.

By:	/s/ James R. Fisher	By:	/s/ Jeffrey J. Dailey

Name:	James R. Fisher	Name:	Jeffrey J. Dailey
Title:	Managing Member	Title:	President & Chief Operating Officer

TERMINATION AGREEMENT

This Termination Agreement (the “Termination Agreement”) is entered into by and between Bristol West Holdings, Inc., a Delaware corporation formerly known as BRW Acquisition, Inc. (“Bristol West”), and Fisher Capital Corp., LLC (which we refer to as “Fisher Capital”).

WHEREAS, Bristol West and Fisher Capital entered into a contract in the form of a letter agreement dated July 9, 1998 (the “Letter Agreement”);

WHEREAS, Bristol West and Fisher Capital entered into an Amendatory Agreement dated as of December 18, 2000 (the “First Amendment”);

WHEREAS, Bristol West and Fisher Capital entered into an Amendatory Agreement dated as of January 1, 2002 (the “Second Amendment”);

WHEREAS, Bristol West and Fisher Capital entered into an Amendatory Agreement dated as of January 1, 2004 (the “Third Amendment” and collectively with the Letter Agreement, the First Amendment and the Second Amendment, the “Fisher Capital Contract”); and

WHEREAS, Bristol West and Fisher Capital have agreed to terminate the Fisher Capital Contract.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, the sufficiency and mutuality of which the parties hereby acknowledge, Bristol West and Fisher Capital do hereby agree as follows:

The Fisher Capital Contract is hereby terminated by mutual agreement effective as of December 31, 2006, in accordance with Section 8 of the Letter Agreement.

IN WITNESS WHEREOF, Bristol West and Fisher Capital have executed and delivered this Termination Agreement effective on the latest date written below.

BRISTOL WEST HOLDINGS, INC., (f/k/a BRW Acquisition, Inc.)		FISHER CAPITAL CORP. LLC

By:	/s/ Jeffrey J. Dailey	By:	/s/ James R. Fisher

Name:	Jeffrey J. Dailey	Name:	James R. Fisher
Title:	President and Chief Executive Officer	Title:	Managing Member
Date:	November 7, 2006	Date:	November 7, 2006